                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 25049


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 1, 1998.


                         Wallace Computer Services, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                      1-6528                    36-2515832
----------------------------      ----------------        ----------------------
(State or other jurisdiction     (Commission file         (IRS Employer
 of incorporation)               Number)                  Identification Number)




2275 Cabot Drive, Lisle, Illinois 60532                                60532
----------------------------------------                              --------
(Address of principal executive offices)                              Zip Code

Registrant's telephone number, including area code:  (630) 588-5000


                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) -- (b) Not applicable.

         (c)      Exhibits.

                    Form of Purchase Agreement



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 WALLACE COMPUTER SERVICES, INC.



Date:  December 1, 1998                          By: /s/ Michael T. Leatherman
                                                    ----------------------------
                                                    Michael T. Leatherman
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                               Numbered
Number           Description of Exhibit                                 Page
 3               Form of Purchase Agreement                              1



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